UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.24a-12

EVERGREEN SOLAR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EVERGREEN SOLAR, INC.
138 Bartlett Street
Marlboro, Massachusetts 01752

NOTICE OF SPECIAL MEETING
To be Held on January 5, 2007

To the Stockholders of Evergreen Solar, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Evergreen Solar, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on Friday, January 5, 2007, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, to consider and act upon the following proposals:

1. To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000, par value $0.01, to 150,000,000, par value $0.01; and

2. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Only stockholders of record at the close of business on November 22, 2006 are entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting in person. To ensure your representation at the Special Meeting, however, you are urged to submit your proxy as promptly as possible by following the instructions on the enclosed proxy card. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Special Meeting. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

/s/  Donald M. Muir
DONALD M. MUIR
Secretary

Marlboro, Massachusetts
November 30, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

EVERGREEN SOLAR, INC.
138 Bartlett Street
Marlboro, MA 01752

PROXY STATEMENT

SPECIAL MEETING TO BE HELD ON JANUARY 5, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Evergreen Solar, Inc., a Delaware corporation (the “Company”), for use at the Special Meeting of Stockholders to be held on Friday, January 5, 2007 (the “Special Meeting”) at 10:00 a.m., local time, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, or at any adjournments or postponements thereof. This proxy statement and the accompanying notice and form of proxy are being mailed to stockholders entitled to vote at the Special Meeting on or about December 1, 2006.

Record Date and Share Ownership

The Board of Directors has fixed the close of business on November 22, 2006 as the record date (the “Record Date”). Accordingly, only holders of record of our Common Stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or an adjournment thereof. As of November 22, 2006 an aggregate of 68,084,832 shares of our Common Stock were issued and outstanding.

Voting and Proxies

The holders of Common Stock are entitled to one vote per share on any proposal presented at the Special Meeting. Execution of a proxy will not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting.

Voting Procedures for Record Holders.  If you hold a stock certificate in your name for our Common Stock, you are the owner of record. If you attend the meeting, you may vote in person. If you want to vote by proxy, there are three ways you may vote, each of which is valid under Delaware law, our state of incorporation:

1. Access the Internet address on the proxy card and follow the instructions at that site,

2. Call the toll-free telephone number listed in the voting instructions attached to the proxy card and follow the telephone prompts, OR

3. Complete, sign, date, and return the enclosed proxy card to the address provided on the proxy card.

Please have the voting form in hand when voting by Internet or telephone.

Voting Procedures for Shares in Street Name.  If your shares of our Common Stock are held in the name of a brokerage house or financial institution, you are a beneficial owner and the brokerage house or the financial institution holding your shares is the record holder. This is often referred to as being held in “street name.” In order to vote your shares, you must follow the voting directions given by the brokerage house or financial institution.

Revocation of Proxy.  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the date of the proxy to be revoked, (2) duly executing a later-dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Special Meeting or (3) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752, Attention: Donald M. Muir, Secretary, at or before the taking of the vote at the Special Meeting.

Quorum and Votes Required

The quorum requirement for holding the Special Meeting and transacting business is that holders of a majority of the shares of our Common Stock entitled to vote must be present in person or represented by proxy. Under the General Corporation Law of the State of Delaware, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

The affirmative “FOR” vote of a majority of the shares outstanding and entitled to vote at the Special Meeting is required to approve Proposal No. 1, the amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). In tabulating the voting results for Proposal No. 1, shares that constitute broker non-votes and abstentions will have the same effect as votes against the matter.

The persons named as attorneys-in-fact in the proxies, Richard M. Feldt and Donald M. Muir, were selected by the Board of Directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the Special Meeting will be voted. If you provide specific voting instructions, your shares will be voted as you instruct. If you hold shares in your name and you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted as the Board of Directors recommends.

The Board of Directors knows of no other matter to be presented at the Special Meeting. If any other matter should be presented at the Special Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your Common Stock to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This proxy statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.

Proxy Solicitation Costs

The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes. If you choose to vote over the Internet, you are responsible for any Internet access charge that you may incur. If you choose to vote by telephone, you are responsible for any charges that you may incur.

Deadline for Submission of Stockholder Proposals for 2007 Annual Meeting

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2007 Annual Meeting of Stockholders, the written proposal must be received at our offices at 138 Bartlett Street, Marlboro, Massachusetts 01752 no later than December 27, 2006. If the date of the 2007 Annual Meeting of Stockholders is moved more than 30 days before or after the anniversary date of the 2006 Annual Meeting of Stockholders, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable period of time before the Company begins to print and mail its proxy materials. Any such proposals will also need to comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

For a stockholder proposal that is not intended to be included in the Company’s proxy statement, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the Company in accordance with the Company’s bylaws, which, in general, require that the notice be received by the Company not earlier than the close of business on November 27, 2006, and not later than the close of business on December 27, 2006. If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the 2006 Annual Meeting of Stockholders, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement must be received no earlier than the close of business on the 90th day prior to the meeting and no later than the close of business on the later of the following two dates: (i) the 60th day prior to the meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. A copy of the relevant provision of the Company’s bylaws is available upon written request to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752, Attention: Chief Financial Officer.

PROPOSAL NO. 1

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Description of the Proposed Amendment

The Board of Directors (the “Board”) unanimously approved, subject to the approval of the Company’s stockholders, an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock, par value $0.01, the Company is authorized to issue from 100,000,000 shares to 150,000,000 shares. As of November 22, 2006, of the 100,000,000 shares of Common Stock the Company is currently authorized to issue, 68,084,832 shares of Common Stock were outstanding, 5,566,787 shares of Common Stock were reserved for issuance under the Company’s stock-based compensation plans, and 12,930,948 shares of Common Stock were reserved for issuance upon exercise of other outstanding convertible securities. You are being asked to consider and act upon a proposal to approve the proposed amendment to the Company’s Certificate of Incorporation which is attached as Appendix A to this proxy statement.

The Company is also authorized to issue up to 27,227,668 shares of preferred stock, par value $0.01 per share, of which 26,227,668 have been designated as Series A Convertible Preferred Stock, none of which are issued and outstanding.

Purpose of the Proposed Amendment

The purpose of the proposed amendment is to allow the Company to have a sufficient number of shares of authorized and unissued Common Stock, which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will provide the Company with flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of holding a special stockholder’s meeting to approve the authorization of additional shares of Common Stock. Such corporate purposes could include, without limitation:

•	the issuance of shares in connection with stock splits or stock dividends;

•	the issuance of shares upon the exercise of options granted under the Company’s various stock option plans or in connection with other employee benefit plans;

•	the issuance of shares in connection with capital raising transactions; and

•	the issuance of shares in connection with acquisitions.

The increase in authorized Common Stock will not have an immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue the authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable laws and regulations. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership of the Company and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the Company’s existing stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares of Common Stock could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in authorized shares of Common Stock be used as a type of antitakeover device.

Vote Required

The affirmative vote of a majority of the Company’s outstanding shares of Common Stock is required for approval of this proposal. Unless marked to the contrary, proxies received will be voted “FOR” the amendment to the Company’s Certificate of Incorporation.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of November 22, 2006, or the measurement date, by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and named executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752.

The following table is based on information supplied by our officers, directors, principal stockholders and Schedules 13D and 13G filed with the United States Securities and Exchange Commission (the “SEC”). The number of shares of our Common Stock beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the SEC. Under SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares that the individual or entity has the right to acquire within 60 days of November 22, 2006. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or entity, any shares that such person or entity has the right to acquire within 60 days of November 22, 2006 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion in the table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

	Number of	Percentage of
	Shares	Shares of
	Beneficially	Common
Name and Address of Beneficial Owner	Owned(1)	Stock(2)

5% Stockholders:
FMR Corp Entities(3)	9,300,100	13.5%
82 Devonshire Street
Boston, MA 02109
Wellington Management Company, LLP(4)	8,286,350	12.2%
75 State Street
Boston, MA 02109
CNH CA Master Account, L.P.(5)	4,262,517	5.9%
Two Greenwich Plaza, 3rd Floor
Greenwich, CT 06830
Current Named Executive Officers and Directors:
Richard M. Feldt(6)	1,643,490	2.4%
Richard G. Chleboski(7)	438,534	*
Gary T. Pollard(8)	129,000	*
Dr. J. Terry Bailey(9)	160,000	*
Dr. Brown F. Williams(10)	261,160	*
Donald M. Muir	150,000	*
Michael El-Hillow(11)	31,177	*
Dr. Peter W. Cowden(12)	16,744	*
Allan H. Cohen(13)	34,060	*
Edward Grady(14)	25,310	*
Dr. Gerald L. Wilson(15)	29,685	*
All current executive officers and directors as a group (11 persons)(16)	2,919,190	4.2%

*	Less than one percent of the outstanding shares of class.

(1)	Except as noted in the footnotes below and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)	Applicable percentage ownership is based upon 68,084,832 shares of Common Stock outstanding as of the measurement date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of the measurement date are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Based solely on reports filed by the entity with the Securities and Exchange Commission, includes 8,586,610 shares of Common Stock held by Fidelity Management & Research Company and 36,900 shares held by Fidelity Management Trust Company. Also includes 676,590 shares of Common Stock issuable upon conversion of currently convertible 4.375% Convertible Subordinated Notes.

(4)	Based solely on reports filed by the entity with the Securities and Exchange Commission, consists of 8,826,350 shares of Common Stock which are held by clients of Wellington Management Company, LLP.

(5)	Based solely on reports filed by the entity with the Securities and Exchange Commission, consists of 4,262,517 shares of Common Stock issuable upon conversion of currently convertible 4.375% Convertible Subordinated Notes.

(6)	Includes 1,200,500 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(7)	Includes 338,484 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(8)	Includes 25,000 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(9)	Includes 60,000 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(10)	Includes 60,460 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(11)	Includes 19,627 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(12)	Includes 16,744 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(13)	Includes 34,060 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(14)	Consists of 25,310 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(15)	Consists of 29,685 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(16)	For purposes of calculating the percentage of shares of Common Stock outstanding, the number of shares beneficially owned includes 1,809,900 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

OTHER MATTERS

The Board of Directors does not know of any other matter to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of Common Stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been enclosed.

By Order of the Board of Directors,

/s/  Donald M. Muir
DONALD M. MUIR
Secretary

Marlboro, Massachusetts
November 30, 2006

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT OF THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF EVERGREEN SOLAR, INC.

The undersigned certify that:

ARTICLE I  They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of Evergreen Solar, Inc., a corporation organized under the laws of the State of Delaware.

ARTICLE II  The name of the corporation is Evergreen Solar, Inc.

ARTICLE III  The first paragraph of Article IV of the Third Amended and Restated Certificate of Incorporation of this corporation is deleted in its entirety and amended to read in its entirety as follows:

“FOURTH:  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 177,227,668 shares, consisting of (i) 150,000,000 shares of common stock, with a par value of $0.01 per share (“Common Stock”) and (ii) 27,227,668 shares of preferred stock, with a par value of $0.01 per share (“Preferred Stock”), of which 26,227,668 shares shall be designated Series A Convertible Preferred Stock.”

ARTICLE IV  The foregoing amendment of the Third Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors.

ARTICLE V  The foregoing amendment of the Third Amended and Restated Certificate of Incorporation has been duly approved by the required vote of stockholders in accordance with the Certificate of Incorporation and the provisions of Section 242 of the Delaware General Corporation Law.

Richard M. Feldt and Donald M. Muir hereby further declare under penalty of perjury under the laws of the State of Delaware that each has read the foregoing certificate of amendment and knows the contents thereof and that the same are true and correct.

Dated: January   , 2007

Richard M. Feldt, Chief Executive Officer

Donald M. Muir, Secretary

A-1

  EVERGREEN SOLAR, INC.
  138 BARTLETT STREET
  MARLBORO, MA 01752
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717
(MAIL CODE)
VOTE BY INTERNET — www.proxvvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Evergreen Solar, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Evergreen Solar, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

123,456,789,012.00000 è	000000000000
PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒	SOLAR1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
EVERGREEN SOLAR, INC.
     02          0000000000          000419470050
The Board of Directors unanimously recommends a vote “FOR” proposal 1.

Vote on Proposal		For	Against	Abstain

1.	To approve an amendment to the Company's Third Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000, par value $0.01, to 150,000,000, par value $0.01.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

For address changes, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

P29479
Signature [PLEASE SIGN WITHIN BOX] Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

123,456,789,012 30033R108 23
	Signature (Joint Owners)	Date

EVERGREEN SOLAR, INC.
Proxy for Special Meeting of Stockholders
January 5, 2007
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Richard M. Feldt and Donald M. Muir, and each of them, as proxyholders and attorneys-in-fact of the undersigned, with full power of substitution to vote all shares of stock of Evergreen Solar, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of Evergreen Solar, Inc. to be held on Friday, January 5, 2007, at 10:00 a.m. Eastern Time, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, and at any continuation or adjournments thereof, with all powers that the undersigned would have if personally present at the meeting.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, dated on or about December ___, 2006. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Evergreen Solar, Inc., gives notice of such revocation.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)

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